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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

  AMENDMENT NO. 1 TO

  FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2007

IXI Mobile, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51259	20-2374143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Shoreway Road, Suite 380, Belmont, California	94002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 551-0600

275 Shoreline Drive, Suite 505, Redwood City, California 94065
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

THIS AMENDMENT IS BEING FILED SOLELY TO INCLUDE EXHIBITS NOT PREVIOUSLY FILED. CERTAIN INFORMATION IN THE EXHIBITS HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

Exhibit	Description
2.1
Agreement and Plan of Merger, dated as of February 28, 2006 by and among Israel Technology Acquisition Corp., IXI Mobile, Inc. and ITAC Acquisition Subsidiary Corp. (Included as Annex A of the Definitive Proxy Statement (No. 000-51259), filed May 11, 2007 and incorporated by reference herein)

3.1
Amended and Restated Certificate of Incorporation of Israel Technology Acquisition Corp. (Included as Annex B of the Definitive Proxy Statement (No. 000-51259), filed May 11, 2007 and incorporated by reference herein)

3.2	Bylaws (incorporated by reference from Exhibit 3.2 to ITAC’s Registration Statement on Form S-1 (File No. 333-123331) filed March 15, 2005)

4.1	Specimen Unit Certificate*

4.2	Specimen Common Stock Certificate*

4.3	Specimen Warrant Certificate*

4.4	Form of Unit Purchase Option (incorporated by reference from Exhibit 4.4 to ITAC’s Registration Statement on Form S-1 (File No. 333-123331) filed March 15, 2005)

4.5	Warrant Agreement (incorporated by reference from Exhibit 4.5 to ITAC’s Registration Statement on Form S-1 (File No. 333-123331) filed March 15, 2005)

10.1
Loan Agreement, dated as of June 19, 2006, by and among IXI Mobile (R&D) Ltd., IXI Mobile, Inc. and the lenders named therein (incorporated by reference from Exhibit 10.1 to ITAC’s Current Report on Form 8-K dated June 20, 2006 and filed with the SEC on June 26, 2006)

10.2
Certification, executed June 20, 2006 and effective June 19, 2006, by Israel Technology Acquisition Corp. to Southpoint Master Fund LP (incorporated by reference from Exhibit 10.2 to ITAC’s Current Report on Form 8-K dated June 20, 2006 and filed with the SEC on June 26, 2006)

10.3
Certification, executed June 20, 2006 and effective June 19, 2006 by Israel Technology Acquisition Corp. to Gemini Israel Funds, Landa Ventures Ltd. and the investors named therein (incorporated by reference from Exhibit 10.3 to ITAC’s Current Report on Form 8-K dated June 20, 2006 and filed with the SEC on June 26, 2006)

10.4
Letter Agreement, executed June 20, 2006 and effective June 19, 2006 by and among IXI Mobile, Inc, IXI Mobile (R&D) Ltd. Gemini Israel Funds and Landa Ventures (incorporated by reference from Exhibit 10.4 to ITAC’s Current Report on Form 8-K dated June 20, 2006 and filed with the SEC on June 26, 2006)

10.5
First Amendment to the Loan Agreement, dated as of June 26, 2006, by and among IXI Mobile (R&D) Ltd., IXI Mobile, Inc. and Southpoint Master Fund LP (incorporated by reference from Exhibit 10.5 to ITAC’s Current Report on Form 8-K dated June 20, 2006 and filed with the SEC on June 26, 2006)

10.6
Personal Employment Agreement effective January 1, 2006, between IXI Mobile (R&D) Ltd. and Gideon Barak (incorporated by reference from Exhibit 10.5 to ITAC’s Current Report on Form 8-K dated February 28, 2006 and filed with the SEC on March 1, 2006)

10.7
Addendum to Employment Agreement between IXI Mobile (R&D) Ltd. and Gideon Barak dated February 28, 2006 (incorporated by reference from Exhibit 10.6 to ITAC’s Current Report on Form 8-K dated February 28, 2006 and filed with the SEC on March 1, 2006)

10.8
Employment Agreement effective March 1, 2001, between IXI Mobile, Inc. and Amit Haller, together with addenda thereto effective June 1, 2001 and January 1, 2006 (incorporated by reference from Exhibit 10.7 to ITAC’s Current Report on Form 8-K dated February 28, 2006 and filed with the SEC on March 1, 2006)

10.9
Addendum to Employment Agreement between IXI Mobile, Inc. and Amit Haller dated February 28, 2006 (incorporated by reference from Exhibit 10.8 to ITAC’s Current Report on Form 8-K dated February 28, 2006 and filed with the SEC on March 1, 2006)

10.10
Management Services Agreement, dated April 11, 2006, between ITAC and A.A. Pearl Investments Ltd. (incorporated by reference from Exhibit 10.19 to ITAC’s Registration Statement on Form S-4 (File No. 333-136092) filed July 28, 2006)

10.11	Personal Employment Agreement, dated September 20, 2005, by and between IXI Mobile (R&D) Ltd. and Lihi Segal*

10.12	Form of Amended and restated Personal Employment Agreement by and between IXI Mobile (R&D) Ltd. and Gadi Meroz*

10.13
Escrow Agreement, dated July 20, 2006, by and among ITAC, Gideon Barak, as Representative, and Continental Stock Transfer & Trust Company (incorporated by reference from Annex I to ITAC’s Definitive Proxy Statement filed on May 11, 2007)

10.14
Form of Registration Rights Agreement by and among ITAC and the stockholders listed on the signature page therein (incorporated by reference from Annex J to ITAC’s Definitive Proxy Statement filed on May 11, 2007)

10.15	Cooperation Agreement**

10.16	Frame Agreement**

10.17	Commercial Agreement**

10.18	Amendment No. 1 to Cooperation Agreement**

10.19	Amendment No. 2 to Cooperation Agreement**

10.20	Addendum No. 3 to Cooperation Agreement**

10.21	Amendment No. 4 to Cooperation Agreement**

10.22	Amendment No. 6 to Coopration Agreement**

10.23	Letter of Intent**

10.24	Mobile Services Reseller Agreement**

10.25	First Amendment to Mobile Services Reseller Agreement**

10.26	Mobile Developer Program Agreement**

10.27	Service Level Agreement**

10.28	Software License Agreement**

10.29	Gateway ASP Reseller License Agreement**

10.30	Hosted Services Agreement**

21.1	List of Subsidiaries*

99.1	Audit Committee Charter (incorporated by reference from Exhibit 99.6 to ITAC’s Registration Statement on Form S-4 (File No. 333-136092) filed November 13, 2006) Press

99.2	Nominating Committee Charter (incorporated by reference from Exhibit 99.7 to ITAC’s Registration Statement on Form S-4 (File No. 333-136092) filed November 13, 2006) Press

99.3	Press Release announcing approval of Merger dated June 5, 2007*

99.4	Press Release announcing the Closing dated June 6, 2007*

*	Previously filed.
**	Certain portions of the exhibits have been omitted pursuant to a request for confidential treatment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IXI MOBILE, INC.

Dated: July 30, 2007	By:	/s/ Gadi Meroz
Name: Gadi Meroz Title: General Counsel